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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 9, 2000 (May 9, 2000)

                         ------------------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)

    MISSISSIPPI                     0-10826                     64-0659571
 -----------------          ------------------------      ----------------------
  (State or Other           (Commission File Number)         (I.R.S. Employer
  Jurisdiction of                                         Identification Number)
  Incorporation)


             ONE MISSISSIPPI PLAZA
               TUPELO, MISSISSIPPI                    38804
           --------------------------             -------------
              (Address of Principal                 (Zip Code)
                Executive Offices)


                                 (662) 680-2000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed from Last Report)


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ITEM 5. OTHER EVENTS

        BancorpSouth, Inc. ("BancorpSouth") and First United Bancshares, Inc. ("First United") have entered into an Agreement and Plan of Merger, dated as of April 16, 2000 (the "Merger Agreement"), pursuant to which First United is to merge with and into BancorpSouth upon the terms and subject to the conditions set forth in the Merger Agreement. A copy of BancorpSouth's May 9, 2000 press release announcing that BancorpSouth and First United have completed the post-signing due diligence period permitted under the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits are filed herewith:


Exhibit Number        Description
--------------        -----------
99.1                  Press Release issued on May 9, 2000 by BancorpSouth, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BANCORPSOUTH, INC.

                                      By:  /s/ L. NASH ALLEN, JR.
                                           -------------------------------------
                                           L. Nash Allen, Jr.
                                           Treasurer and Chief Financial Officer



Date: May 9, 2000

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                                  EXHIBIT INDEX



Exhibit Number         Description
--------------         -----------
99.1                   Press Release issued on May 9, 2000 by BancorpSouth, Inc.
